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                                INVESTOR REPORT
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                                                METROPOLITAN SERIES FUND, INC.,
                                                       NEW ENGLAND ZENITH FUND,
                                                MET INVESTORS SERIES TRUST, AND
                                             AMERICAN FUNDS INSURANCE SERIES(R)
                                                                 ANNUAL REPORTS
                                                                  DECEMBER 2002

[PHOTO]

Rainbow

                               For use with MetLife Variable Annuity Contracts,
                                            MetLife and Metropolitan Tower Life
                                               Variable Life Insurance Policies

[LOGO] MetLife/R/

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                                    [GRAPHIC]



[LOGO] MetLife/R/

Do you wish to make your life easier?

Do you wish to reduce your piles of paper?

Do you wish to access documents at your convenience?

No need to wish upon a star - MetLife will grant your 3 wishes with MetLife eDelivery/SM/!

MetLife's online eDelivery service is your resource for electronic delivery of your variable annuity or variable life prospectuses, semiannual and annual reports, and other information.

WHY SIGN UP FOR MetLife eDelivery?

It's Free* - No cost to enroll or use the service.

It's Convenient - Read and print documents as you wish.

It's Paperless - We'll email you when your documents are available.

It's Easy - Enrollment takes just a few minutes.

You couldn't wish for an easier solution to your eDelivery needs!
HOW DO YOU SIGN UP?

Just type in www.metlife.esourcelink.net to get MetLife's online registration form. You will need your policy/account numbers, which can be found on your statements.** The form takes only minutes to complete.
*   Your internet provider may impose fees for this service.
**Not available for owners of Preference Plus Account for Enhanced Contracts.
                                            Metropolitan Life Insurance Company
 Not part of the Annual Reports     One Madison Avenue, New York, New York 10010

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Annual Reports dated December 31, 2002 of the underlying funds are incorporated herein by reference as the reports sent to contractowners of the Metropolitan Tower Separate Account One and Metropolitan Tower Separate Account Two of Metropolitan Tower Life Insurance Company pursuant to Rule 30b-2 of the Investment Company Act of 1940.

Incorporated by reference are certain series of New England Zenith Fund filed on Form N-30D, CIK No. 0000719211, File No. 002-83538.

Incorporated by reference are all portfolios of Metropolitan Series Fund, Inc. filed on Form N-30D, CIK No. 0000710826, File No. 002-80751.

Incorporated by reference are certain portfolios of Met Investors Series Trust as filed on Form N-30D, CIK No. 0001126087, File No. 333-48456.

Incorporated by reference are certain series of the American Funds Insurance Series as filed on Form N-30D, CIK No. 0000729528, File No. 002-86838.

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Please note that the portfolio performance information provided in this report does not include withdrawal or surrender charges or Separate Account policy or contract charges (general administrative expenses, mortality and expense risk charges or cost of insurance charges). For information regarding performance for your variable annuity contract or variable life insurance policy, please contact your sales representative. Additional information regarding MetLife products and services is available by calling 1-800-METLIFE or by visiting our web site at www.metlife.com.

Some portfolios appearing in this report may not be available under your variable life or variable annuity product. Refer to the prospectus for more information.

This report has been prepared for the owners and prospective owners of various insurance policies and annuity contracts issued by Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and shareholders of Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Series Trust, and American Funds Insurance Series. This report is not authorized for distribution to prospective purchasers of any of those policies or contracts unless preceded or accompanied by the current prospectuses for the appropriate contract or policy and for Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Series Trust, and American Funds Insurance Series, which contain other important information including applicable fees and charges.

                         If you want more information,
                   please contact your sales representative.

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                                    [GRAPHIC]



WHY SIGN UP FOR METLIFE EDELIVERY?*

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
           .It's Free                    Simply visit:
           .It's Convenient
           .It's Paperless        WWW.METLIFE.ESOURCELINK.NET
           .It's Easy
                            Make sure that you have your contract or
                                      policy number handy.
                               You'll need to enter it to enroll.
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*Not available for owners of Preference Plus Account for Enhanced Contracts

                                            Metropolitan Life Insurance Company
Not part of the Annual Reports      One Madison Avenue, New York, New York 10010


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             [LOGO] MetLife/R/
                                                        PRESORTED
             Metropolitan Life Insurance Company      BOUND PRINTED
             Johnstown Office, 500 Schoolhouse Road      MATTER
             Johnstown, PA 15904-2914                 U.S. POSTAGE
                                                          PAID
                                                         METLIFE

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             MSFAnnual(1202)             E0302CA4W(exp0204)MLIC-LD
             Date of First Use: 3/1/2003         Printed in U.S.A.
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